UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2021

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 609-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	HWCC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “Special Meeting”) of Houston Wire & Cable Company (the “Company”) was held on June 15, 2021 to consider proposals relating to an Agreement and Plan of Merger, dated as of March 24, 2021, by and among Omni Cable LLC (“OmniCable”), OCDFH Acquisition Merger Sub Inc., a wholly-owned subsidiary of OmniCable (“Merger Sub”), and the Company (the “Merger Agreement”). A total of 12,372,871 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), out of a total of 16,882,557 shares of Common Stock issued and outstanding and entitled to vote as of May 4, 2021 (the “Record Date”), was present in person or represented by proxy at the Special Meeting and, therefore, a quorum was present. Set forth below are the matters acted upon by Company stockholders at the Special Meeting and the final voting results on each such matter. There were no broker non-votes with respect to any proposal.

Proposal 1: Adoption of the Merger Agreement

The number of votes cast for and against this proposal, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
10,396,712	1,966,705	9,454

Approximately 61.58%, representing more than a majority, of the outstanding shares of Common Stock voted in favor of the proposal, and the proposal was approved.

Proposal 2: Non-binding Advisory Vote to Approve Payment of Merger-Related Compensation to Named Executive Officers

The number of votes cast for and against this proposal, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
11,857,980	462,121	52,770

Approximately 96.3%, representing more than a majority, of the shares of Common Stock properly voted on the proposal voted in favor of the proposal, and the proposal was approved.

Proposal 3: Adjournment of the Special Meeting

The number of votes cast for and against this proposal, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
10,264,684	2,069,495	8,692

Approximately 83.26%, representing more than a majority, of the shares of Common Stock properly voted on the proposal voted in favor of the proposal, and the proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: June 18, 2021	By:	/s/ Martin H. Truong
	Name:	Martin H. Truong
	Title:	Assistant Secretary